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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

Management of PFS
(A Division of PepsiCo Held for Sale):

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG PEAT MARWICK LLP

Dallas, Texas
April 9, 1998